UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21236

BNY Mellon Stock Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon International Core Equity Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon International Core Equity Fund

ANNUAL REPORT September 30, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Core Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon International Core Equity Fund, covering the 12-month period from October 1, 2019 through September 30, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Accommodative rate policies from the U.S. Federal Reserve (the “Fed”) and progress towards a U.S./China trade deal stoked optimism about future economic growth prospects in the final months of 2019, fueling an equity rally. As the calendar year turned over, optimism turned to concern as COVID-19 spread across portions of Asia and Europe. When the virus reached the U.S. in March 2020, stocks became volatile. U.S. equities posted historic losses during the month due to investor concern over the economic impact of a widespread quarantine. Global central banks and governments launched emergency stimulus measures to support their respective economies, and equity valuations began to rebound, trending upward until the fall. Stocks stalled in September 2020, as concerns over a second wave of COVID-19, continued trade tensions and the U.S. Congress’ failure to pass additional financial assistance constrained equity valuations.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. In 2019, as stocks rallied in response to Fed rate cuts, risk-asset valuations also rose while Treasuries lagged. When COVID-19 began to emerge, a flight to quality ensued, and Treasury rates fell significantly. The Fed cut rates twice in March 2020, resulting in an overnight lending target rate of nearly zero, and the government launched a large stimulus package. Many governments and central banks around the globe followed suit. Risk-asset prices began to rebound, and bond indices generally rose until September 2020, when weakness in the U.S. corporate bond sector weighed on returns.

We believe the near-term outlook for the U.S. will be challenging, as the country continues to battle COVID-19. However, we think ongoing central bank responses may continue to support economic progress. As always, we will monitor relevant data for any signs of a change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
October 15, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through September 30, 2020, as provided by James A. Lydotes and Chris Yao, Portfolio Managers. Chris Yao was added to the portfolio management team in December 2019.

Market and Fund Performance Overview

For the 12-month period ended September 30, 2020, BNY Mellon International Core Equity Fund’s Class A shares produced a total return of 0.20%, Class C shares returned -0.60%, Class I shares returned 0.43% and Class Y shares returned 0.43%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 0.49% for the same period.2

International equity markets generally provided muted returns over the reporting period, amid a volatile environment fueled by the COVID-19 pandemic and resulting economic effects. The fund underperformed the Index, primarily due to stock selection in the information technology and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in shares of companies located in the foreign countries represented in the Index and Canada, and may also invest up to 20% of its assets in securities of issuers located in emerging-market countries.

We employ a bottom-up investment approach, using proprietary quantitative models and traditional qualitative analysis to identify attractive stocks. We seek to allocate country weights generally in accordance with the Index, but deviations from the Index country weightings may occur. We use the sector allocations of the Index as a guide, but allocations may differ from those of the Index. The fund’s stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Central Bank Policy and COVID-19 Influence Markets

International equities gained over the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. After the U.S. Federal Reserve (the “Fed”) cut rates in October 2019, the U.S. saw some encouraging economic data releases. Greater certainty as to the timing of Brexit was also forthcoming, and aided investor optimism. In addition, as the year-end approached, both the U.S. and China indicated that a ‘Phase-One’ trade deal would be signed in early 2020.

Markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Central bank responses to the crisis ramped up dramatically, as financial markets became progressively more distressed. Governments were also proactive and launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures. The

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by central bank and government intervention, U.S. equities generally went on to stage a recovery that lasted through August 2020. Investors began to anticipate a move towards economic normalization as lockdown measures eased. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate. In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors.

Stock Selections Drive Fund Performance

The fund underperformed the Index during the reporting period, due in part to security selection shortfalls within the information technology and health care sectors. Stock choices among companies based in Japan, Netherlands and Austria also hurt relative results. UK-based electric utilities company Centrica was among the leading individual detractors from performance. The stock came under pressure, as the company cut its dividend during the period and has experienced problems with the non-regulated side of its business. Austria-based energy company OMV was also among the top detractors. Small exploration and production companies such as OMV were particularly hard hit during the oil price stock that started in March 2020 after the pricing skirmish between Saudi Arabia and Russia. UK-based energy company Royal Dutch Shell was also a leading detractor. Its stock price was also hurt by the historic reduction in demand for oil and resulting price derailment in the spring of 2020.

Conversely, positive contributors to the fund’s performance included stock selection and allocation decisions in the materials, financials and industrials sectors, as well as companies based in Australia and Sweden. Australia-based materials company Fortescue Metals Group was among the leading individual contributors to performance. Iron ore prices have trended higher due to better supply discipline within the industry. The company has benefited from an improving balance sheet, reducing their debt load and improving margins. Sweden-based company Swedish Match was also accretive to positive results. Its smokeless tobacco product sales were strong during the period, particularly during the lockdown. Denmark-based turbine manufacturer Vestas Wind Systems also provided a tailwind to results. The shift to renewable energy sources has helped to bolster demand for the company’s products, lifting the stock price.

Ready for a Potential Recovery

Non-U.S. developed markets have not seen as strong a recovery as U.S. markets since the March 2020 COVID-19 drawdown. We believe non-U.S. markets have been lagging U.S. markets in part due to overly pessimistic earnings expectations and a large amount of value-oriented stock exposure inherent in EAFE markets. Growth stocks have generally outperformed value stocks over the past 12 months. We believe low earnings expectations have been priced into markets and are helping to keep valuations at levels that we feel are attractive at this stage of the recovery cycle. In the near future, as a vaccine is developed and rolled out, it is possible that recent COVID-19 behavioral trends such as not traveling and working from home will reverse, bolstering corporate earnings and helping to reinforce a recovery in areas of the market that have been adversely affected by these behavioral shifts. We believe the value-oriented stock exposure seen in sectors such as financials, materials and energy will also assist with the future recovery of EAFE market valuations, as these areas tend to respond in early parts of an economic recovery.

October 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging- market countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon International Core Equity Fund with a hypothetical investment of $10,000 in the MSCI EAFE Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares and Class I shares of BNY Mellon International Core Equity Fund on 9/30/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon International Core Equity Fund with a hypothetical investment of $1,000,000 in the MSCI EAFE Index (the “Index”)

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon International Core Equity Fund on 9/30/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 9/30/2020
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/8/88	-5.56%	2.83%	4.51%
without sales charge	12/8/88	0.20%	4.05%	5.12%
Class C shares
with applicable redemption charge†	12/8/88	-1.58%	3.24%	4.31%
without redemption	12/8/88	-0.60%	3.24%	4.31%
Class I shares	12/8/88	0.43%	4.33%	5.41%
Class Y shares	6/1/15	0.43%	4.33%	5.40%††
MSCI EAFE Index		0.49%	5.26%	4.62%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 6/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Core Equity Fund from April 1, 2020 to September 30, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.19	$10.48	$4.70	$4.70
Ending value (after expenses)	$1,211.30	$1,206.40	$1,212.80	$1,212.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended September 30, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.65	$9.57	$4.29	$4.29
Ending value (after expenses)	$1,019.40	$1,015.50	$1,020.75	$1,020.75

†Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.90% for Class C, .85% for Class I and .85% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

September 30, 2020

Description	Shares		Value ($)
Common Stocks - 96.6%
Australia - 7.6%
AGL Energy	207,269		2,025,610
Aristocrat Leisure	173,941		3,751,141
Brambles	605,429		4,557,711
Fortescue Metals Group	1,090,508		12,765,309
Macquarie Group	100,263		8,612,331
			31,712,102
Austria - .7%
OMV	114,416		3,125,577
Denmark - 2.8%
Vestas Wind Systems	71,531		11,574,178
France - 10.3%
Atos	29,911		2,409,445
BNP Paribas	196,271		7,110,119
Cie Generale des Etablissements Michelin	19,071		2,040,689
Klepierre	139,163	[a]	1,952,325
LVMH Moet Hennessy Louis Vuitton	18,292		8,551,435
Sanofi	125,133		12,546,968
Teleperformance	14,116		4,347,208
Vinci	47,013		3,921,395
			42,879,584
Germany - 6.2%
Allianz	32,024		6,142,799
Deutsche Post	157,906		7,200,694
Deutsche Telekom	355,783		5,960,160
Evonik Industries	97,691		2,530,881
HeidelbergCement	61,708		3,785,260
			25,619,794
Hong Kong - 1.9%
Galaxy Entertainment Group	622,000		4,209,923
Sun Hung Kai Properties	278,500		3,570,345
			7,780,268
Ireland - 1.0%
ICON	21,108	[b]	4,033,528
Italy - 2.0%
Enel	949,677		8,246,191
Japan - 22.1%
Advantest	66,400		3,225,108
Asahi Kasei	178,200		1,555,577
Casio Computer	188,400		3,041,872
Hitachi	174,700		5,903,061

Description	Shares		Value ($)
Common Stocks - 96.6% (continued)
Japan - 22.1% (continued)
ITOCHU	162,400		4,152,694
Minebea Mitsumi	145,000		2,735,763
Mitsubishi Electric	487,000		6,574,886
Nintendo	8,300		4,718,387
Nippon Telegraph & Telephone	419,100		8,574,390
Ono Pharmaceutical	130,800		4,106,351
Recruit Holdings	108,900		4,320,869
Seven & i Holdings	99,500		3,075,845
Shionogi & Co.	96,900		5,184,251
Sony	202,700		15,503,492
Sumitomo Mitsui Financial Group	287,000		7,986,103
Tokyo Electron	15,100		3,952,115
Trend Micro	89,000		5,430,584
West Japan Railway	43,100		2,130,257
			92,171,605
Netherlands - 6.5%
Heineken	75,529		6,711,990
ING Groep	400,318	[b]	2,834,594
Koninklijke Ahold Delhaize	307,476		9,099,946
NN Group	113,669		4,269,613
Royal Dutch Shell, Cl. B	334,758		4,049,573
			26,965,716
Portugal - .5%
Galp Energia	208,170		1,929,548
Singapore - 1.5%
Singapore Exchange	341,300		2,296,733
United Overseas Bank	275,500		3,867,513
			6,164,246
Spain - 3.9%
ACS Actividades de Construccion y Servicios	122,376		2,772,698
Amadeus IT Group	18,348		1,018,240
Enagas	89,548		2,063,078
Iberdrola	435,307		5,357,687
Industria de Diseno Textil	185,146		5,147,561
			16,359,264
Sweden - 5.3%
Epiroc, Cl. A	370,617		5,379,271
Essity, Cl. B	262,211		8,860,327
Swedish Match	98,619		8,046,123
			22,285,721
Switzerland - 11.9%
Logitech International	60,720		4,698,726

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 96.6% (continued)
Switzerland - 11.9% (continued)
Novartis		157,661		13,700,941
Roche Holding		46,678		15,969,814
Sonova Holding		21,772	[b]	5,521,103
STMicroelectronics		254,534		7,780,415
UBS Group		154,712	[b]	1,727,153
				49,398,152
United Kingdom - 12.4%
BAE Systems		615,561		3,807,555
Berkeley Group Holdings		57,287		3,116,645
Bunzl		103,627		3,343,367
Centrica		4,833,755	[b]	2,495,564
Diageo		115,039		3,941,031
Ferguson		56,963		5,731,410
GlaxoSmithKline		263,902		4,943,383
Legal & General Group		2,405,516		5,829,812
Melrose Industries		806,230	[b]	1,189,537
Tate & Lyle		227,873		1,954,339
Unilever		171,920		10,593,355
Vodafone Group		3,657,775		4,852,703
				51,798,701
Total Common Stocks (cost $415,659,116)				402,044,175

Exchange-Traded Funds - 1.2%
United States - 1.2%
iShares MSCI EAFE ETF (cost $5,005,434)		79,146		5,037,643
	1-Day Yield (%)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,530,333)	0.10	2,530,333	[c]	2,530,333

Description	1-Day Yield (%)	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - .3%
Registered Investment Companies - .3%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,124,176)	0.10	1,124,176	[c]	1,124,176
Total Investments (cost $424,319,059)		98.7%		410,736,327
Cash and Receivables (Net)		1.3%		5,428,234
Net Assets		100.0%		416,164,561

ETF—Exchange-Traded Fund

a Security, or portion thereof, on loan. At September 30, 2020, the value of the fund’s securities on loan was $1,952,100 and the value of the collateral was $1,877,310, consisting of cash collateral of $1,124,176 and U.S. Government & Agency securities valued at $753,134.

b Non-income producing security.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	14.5
Capital Goods	12.3
Consumer Durables & Apparel	7.3
Banks	5.2
Food, Beverage & Tobacco	5.0
Materials	5.0
Utilities	4.9
Household & Personal Products	4.7
Telecommunication Services	4.7
Insurance	3.9
Semiconductors & Semiconductor Equipment	3.6
Commercial & Professional Services	3.2
Diversified Financials	3.0
Food & Staples Retailing	2.9
Technology Hardware & Equipment	2.6
Transportation	2.2
Energy	2.2
Software & Services	2.1
Investment Companies	2.1
Consumer Services	1.9
Real Estate	1.3
Health Care Equipment & Services	1.3
Retailing	1.2
Media & Entertainment	1.1
Automobiles & Components	.5
98.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 9/30/19($)	Purchases($)†	Sales ($)	Value 9/30/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,495,318	119,089,357	(120,054,342)	2,530,333.6		19,854
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	8,729,105	(7,604,929)	1,124,176.3		-
Total	3,495,318	127,818,462	(127,659,271)	3,654,509.9		19,854

†  Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,952,100)—Note 1(c):
Unaffiliated issuers	420,664,550	407,081,818
Affiliated issuers	3,654,509	3,654,509
Cash denominated in foreign currency	1,685,951	1,674,420
Receivable for investment securities sold		12,386,580
Dividends and securities lending income receivable		1,954,940
Tax reclaim receivable		1,636,407
Receivable for shares of Beneficial Interest subscribed		134,948
Prepaid expenses		30,893
		428,554,515
Liabilities ($):
Due to Mellon Investments Corporation and affiliates—Note 3(c)		259,232
Payable for shares of Beneficial Interest redeemed		5,465,880
Payable for investment securities purchased		5,356,040
Liability for securities on loan—Note 1(c)		1,124,176
Trustees’ fees and expenses payable		6,656
Interest payable—Note 2		100
Other accrued expenses		177,870
		12,389,954
Net Assets ($)		416,164,561
Composition of Net Assets ($):
Paid-in capital		467,435,095
Total distributable earnings (loss)		(51,270,534)
Net Assets ($)		416,164,561

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	73,380,643	2,726,101	131,536,406	208,521,411
Shares Outstanding	2,031,595	74,608	3,571,485	5,665,047
Net Asset Value Per Share ($)	36.12	36.54	36.83	36.81

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended September 30, 2020

Investment Income ($):
Income:
Cash dividends (net of $1,176,552 foreign taxes withheld at source):
Unaffiliated issuers	14,694,320
Affiliated issuers	19,690
Interest	23,598
Income from securities lending—Note 1(c)	7,358
Total Income	14,744,966
Expenses:
Investment advisory fee—Note 3(a)	4,323,831
Shareholder servicing costs—Note 3(c)	946,093
Administration fee—Note 3(a)	544,546
Custodian fees—Note 3(c)	113,530
Professional fees	105,711
Registration fees	76,858
Trustees’ fees and expenses—Note 3(d)	55,825
Prospectus and shareholders’ reports	29,260
Distribution fees—Note 3(b)	28,850
Loan commitment fees—Note 2	18,407
Chief Compliance Officer fees—Note 3(c)	14,025
Interest expense—Note 2	4,702
Miscellaneous	35,274
Total Expenses	6,296,912
Less—reduction in expenses due to undertaking—Note 3(a)	(1,361,947)
Net Expenses	4,934,965
Investment Income—Net	9,810,001
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	4,227,579
Net realized gain (loss) on forward foreign currency exchange contracts	52,443
Capital gain distributions from affiliated issuers	164
Net Realized Gain (Loss)	4,280,186
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(24,725,717)
Net Realized and Unrealized Gain (Loss) on Investments	(20,445,531)
Net (Decrease) in Net Assets Resulting from Operations	(10,635,530)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2020	2019
Operations ($):
Investment income—net	9,810,001	17,520,020
Net realized gain (loss) on investments	4,280,186	(13,231,700)
Net change in unrealized appreciation (depreciation) on investments	(24,725,717)	(43,735,389)
Net Increase (Decrease) in Net Assets Resulting from Operations	(10,635,530)	(39,447,069)
Distributions ($):
Distributions to shareholders:
Class A	(2,680,089)	(2,258,427)
Class C	(79,259)	(54,880)
Class I	(4,855,475)	(3,729,763)
Class Y	(10,234,636)	(7,106,468)
Total Distributions	(17,849,459)	(13,149,538)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	14,629,167	26,393,594
Class C	100,765	176,236
Class I	27,660,291	100,323,134
Class Y	11,771,539	24,970,840
Distributions reinvested:
Class A	1,964,516	1,472,407
Class C	62,831	43,255
Class I	4,607,773	3,307,036
Class Y	10,234,606	7,106,218
Cost of shares redeemed:
Class A	(40,768,817)	(50,065,665)
Class C	(2,176,640)	(2,153,873)
Class I	(75,015,447)	(132,380,572)
Class Y	(147,742,713)	(32,091,978)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(194,672,129)	(52,899,368)
Total Increase (Decrease) in Net Assets	(223,157,118)	(105,495,975)
Net Assets ($):
Beginning of Period	639,321,679	744,817,654
End of Period	416,164,561	639,321,679

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2020	2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	426,359	736,764
Shares issued for distributions reinvested	50,231	45,055
Shares redeemed	(1,165,962)	(1,377,849)
Net Increase (Decrease) in Shares Outstanding	(689,372)	(596,030)
Class Ca
Shares sold	2,897	4,782
Shares issued for distributions reinvested	1,578	1,303
Shares redeemed	(59,083)	(58,687)
Net Increase (Decrease) in Shares Outstanding	(54,608)	(52,602)
Class Ib
Shares sold	782,892	2,733,263
Shares issued for distributions reinvested	115,773	99,579
Shares redeemed	(2,060,959)	(3,616,748)
Net Increase (Decrease) in Shares Outstanding	(1,162,294)	(783,906)
Class Y
Shares sold	311,129	702,348
Shares issued for distributions reinvested	257,345	214,107
Shares redeemed	(4,346,993)	(890,664)
Net Increase (Decrease) in Shares Outstanding	(3,778,519)	25,791

[a]During the period ended September 30, 2020, 141 Class C shares representing $5,050 were automatically converted to 143 Class A shares and during the period ended September 30, 2019, 278 Class C shares representing $10,124 were automatically converted to 281 Class A shares.

[b]During the period ended September 30, 2020, 113 Class A shares representing $4,200 were exchanged for 111 Class I shares and during the period ended September 30, 2019, 600 Class A shares representing $22,160 were exchanged for 590 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	36.99	39.86	39.51	33.37	32.37
Investment Operations:
Investment income—net[a]	.59	.89	.63	.52	.58
Net realized and unrealized gain (loss) on investments	(.44)	(3.06)	.34	6.18	.74
Total from Investment Operations	.15	(2.17)	.97	6.70	1.32
Distributions:
Dividends from investment income—net	(1.02)	(.70)	(.62)	(.56)	(.32)
Net asset value, end of period	36.12	36.99	39.86	39.51	33.37
Total Return (%)[b]	.20	(5.22)	2.44	20.47	4.06
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.64	1.64	1.56	1.64	1.59
Ratio of net expenses to average net assets	1.12	1.12	1.12	1.12	1.12
Ratio of net investment income to average net assets	1.63	2.45	1.55	1.50	1.79
Portfolio Turnover Rate	63.59	63.16	54.84	90.15	79.90
Net Assets, end of period ($ x 1,000)	73,381	100,661	132,208	153,146	156,949

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	37.37	40.13	39.63	33.43	32.46
Investment Operations:
Investment income—net[a]	.28	.57	.25	.26	.31
Net realized and unrealized gain (loss) on investments	(.44)	(3.00)	.40	6.20	.75
Total from Investment Operations	(.16)	(2.43)	.65	6.46	1.06
Distributions:
Dividends from investment income—net	(.67)	(.33)	(.15)	(.26)	(.09)
Net asset value, end of period	36.54	37.37	40.13	39.63	33.43
Total Return (%)[b]	(.60)	(5.94)	1.63	19.52	3.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.15	2.11	2.06	2.13	2.16
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment income to average net assets	.77	1.55	.63	.75	.95
Portfolio Turnover Rate	63.59	63.16	54.84	90.15	79.90
Net Assets, end of period ($ x 1,000)	2,726	4,829	7,297	11,985	15,582

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class I Shares	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	37.67	40.54	40.12	33.82	32.74
Investment Operations:
Investment income—net[a]	.69	1.01	.78	.67	.66
Net realized and unrealized gain (loss) on investments	(.44)	(3.11)	.32	6.22	.77
Total from Investment Operations	.25	(2.10)	1.10	6.89	1.43
Distributions:
Dividends from investment income—net	(1.09)	(.77)	(.68)	(.59)	(.35)
Net asset value, end of period	36.83	37.67	40.54	40.12	33.82
Total Return (%)	.43	(4.94)	2.71	20.80	4.37
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19	1.15	1.10	1.19	1.18
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	1.88	2.75	1.91	1.89	1.99
Portfolio Turnover Rate	63.59	63.16	54.84	90.15	79.90
Net Assets, end of period ($ x 1,000)	131,536	178,310	223,699	187,558	139,214

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended September 30,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	37.65	40.52	40.10	33.80	32.73
Investment Operations:
Investment income—net[a]	.67	1.00	.76	.67	.62
Net realized and unrealized gain (loss) on investments	(.42)	(3.10)	.34	6.22	.80
Total from Investment Operations	.25	(2.10)	1.10	6.89	1.42
Distributions:
Dividends from investment income—net	(1.09)	(.77)	(.68)	(.59)	(.35)
Net asset value, end of period	36.81	37.65	40.52	40.10	33.80
Total Return (%)	.43	(4.94)	2.71	20.81	4.33
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.96	.95	.99	1.00
Ratio of net expenses to average net assets	.85	.85	.85	.85	.85
Ratio of net investment income to average net assets	1.83	2.70	1.86	1.87	1.89
Portfolio Turnover Rate	63.59	63.16	54.84	90.15	79.90
Net Assets, end of period ($ x 1,000)	208,521	355,521	381,613	350,889	260,069

a  Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon International Core Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Stock Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term growth of capital. Mellon Investments Corporation, a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Investment Adviser, Inc. (the “Administrator”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Mellon Investments Corporation, serves as the fund’s Administrator.

The Company’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Administrator, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of September 30, 2020 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	4,033,528	398,010,647	††	-	402,044,175
Exchange-Traded Funds	5,037,643	-		-	5,037,643
Investment Companies	3,654,509	-		-	3,654,509

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of

Operations. Foreign taxes payable or deferred as of September 30, 2020, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Administrator, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At September 30, 2020, the market value of the collateral was 96.2% of the market value of the securities on loan. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Administrator, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2020, The Bank of New York Mellon earned $1,406 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Administrator are considered “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At September 30, 2020, BNY Mellon Diversified International Fund, an affiliate of the fund, held 5,543,696 Class Y shares representing approximately 49.0% of the fund’s net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,055,039, accumulated capital losses $46,076,171 and unrealized depreciation $14,249,402.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2020. The fund has $11,987,810 of short-term capital losses and $34,088,361 of long-term capital losses which can be carried forward for an unlimited period.

As a result of the fund’s merger with Dreyfus International Value Fund, capital losses of $35,278,241 are available to offset future realized gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual limitation. The acquired fund had these capital losses which can be carried forward for an unlimited period but are also subject to an annual limitation.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2020 and September 30, 2019 were as follows: ordinary income $17,849,459 and $13,149,538, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Administrator in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an

NOTES TO FINANCIAL STATEMENTS (continued)

amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2020 was approximately $429,781 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Mellon Investments Corporation, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly. The investment advisory fee rate during the period ended September 30, 2020 was .79%.

The Administrator and Mellon Investments Corporation have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund, so that such expenses (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of 1.12% for Class A shares, 1.90% for Class C shares, .85% for Class I shares and .85% for Class Y shares of the value of the respective class’ average daily net assets. This expense limitation agreement will continue in effect, with respect to each class, except Class Y shares, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, the expense limitation agreement will continue until January 31, 2021, after which the expense limitation agreement may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $1,361,947 during the period ended September 30, 2020.

The fund compensates the Administrator under an administration agreement for providing personnel and facilities to perform accounting and administration services for the fund at an annual rate of .10% of the value of the fund’s average daily net assets. Pursuant to the administration agreement, the fund was charged $544,546 during the period ended September 30, 2020.

During the period ended September 30, 2020, the Distributor retained $1,396 from commissions earned on sales of the fund’s Class A shares and $166 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2020, Class C shares were charged $28,850 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2020, Class A and Class C shares were charged $224,861 and $9,617, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Administrator, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per

NOTES TO FINANCIAL STATEMENTS (continued)

account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2020, the fund was charged $33,860 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2020, the fund was charged $113,530 pursuant to the custody agreement.

During the period ended September 30, 2020, the fund was charged $14,025 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to Mellon Investments Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $284,040, administration fees of $35,505, Distribution Plan fees of $1,724, Shareholder Services Plan fees of $17,039, custodian fees of $40,000, Chief Compliance Officer fees of $3,410 and transfer agency fees of $6,137, which are offset against an expense reimbursement currently in effect in the amount of $128,623.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2020, amounted to $340,138,316 and $542,364,635, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’

payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended September 30, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At September 30, 2020, there was no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2020:

Average Market Value ($)
Forward contracts	1,942,633

At September 30, 2020, the cost of investments for federal income tax purposes was $425,008,305; accordingly, accumulated net unrealized depreciation on investments was $14,271,978, consisting of $46,760,039 gross unrealized appreciation and $61,032,017 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon International Core Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon International Core Equity Fund (the “Fund”) (one of the funds constituting BNY Mellon Stock Funds), including the statements of investments and investments in affiliated issuers, as of September 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Stock Funds) at September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
November 24, 2020

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended September 30, 2020:

- the total amount of taxes paid to foreign countries was $1,174,273.

- the total amount of income sourced from foreign countries was $15,833,177.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2019 calendar year with Form 1099-DIV which will be mailed in early 2021. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $19,023,732 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on May 11, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement with Mellon Investments Corporation (“Mellon”), pursuant to which Mellon provides the fund with investment advisory services, and the fund’s Administration Agreement with BNY Mellon Investment Adviser, Inc. (the “Administrator”), pursuant to which the Administrator provides the fund with administrative services (the Investment Advisory Agreement together with the Administration Agreement, the “Agreements”). The Board members, none of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Mellon and the Administrator. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Administrator regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Administrator provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Administrator also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Administrator) and Mellon’s and the Administrator’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Administrator provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Administrator’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of international multi-cap core funds selected by Broadrige as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all institutional and retail international multi-cap core funds (the “Performance Universe”), all for various periods ended March 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds consisting of all institutional international multi-cap core funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Administrator previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Administrator stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of Mellon and the Administrator the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods, except the ten-year period when it was above the Performance Group median, and above the Performance Universe median for all periods except the two-year period when it was slightly below the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods when performance was below median. The Administrator also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown. The Board discussed with representatives of Mellon and the Administrator the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during certain of the periods under review and noted that Mellon had recently added members to the portfolio management team responsible for the management of the fund and had implemented enhancements to the investment process.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate investment advisory and administration fee) payable by the fund to Mellon and the Administrator in light of the nature, extent and quality of the management services provided by Mellon and the Administrator. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory and administration fees paid to Mellon and the Administrator, respectively. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and equal to the Expense Universe median actual management fee and the fund’s total

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

expenses were lower than the Expense Group and Expense Universe total expenses medians.

Representatives of the Administrator stated that the Administrator and Mellon have contractually agreed to waive receipt of their fees and/or assume the direct expenses of the fund so that the direct expenses of Class A shares, Class C shares, Class I shares and Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.12%, 1.90%, 0.85% and 0.85%, respectively. With respect to Class A, C and I shares, this agreement will continue in effect, with respect to each class, until the fiscal year end following such time as the expenses are equal to or less than such annual rate for the applicable class. With respect to Class Y shares, this agreement will continue until January 31, 2021, after which the expense limitation can be terminated at any time.

Representatives of the Administrator reviewed with the Board the management or investment advisory fees (1) paid by funds advised by Mellon or the Administrator that are in the same Lipper category as the fund and (2) paid to Mellon for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Administrator reviewed the expenses allocated and profit received by Mellon, the Administrator and their affiliates and the resulting profitability percentage for providing services to the fund and the aggregate profitability percentage for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided. The Board also considered the expense limitation arrangement and its effect on the profitability of Mellon, the Administrator and their affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Administrator’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Mellon and the Administrator, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Administrator stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Administrator or Mellon may have realized any economies of scale would be less. Representatives of the Administrator also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Administrator or Mellon from acting as administrator or investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Mellon and the Administrator are adequate and appropriate.

• The Board considered Mellon’s efforts to improve fund performance with recent additions to the portfolio management team and enhancements to the investment process and noted the improvement in the fund’s relative performance, determining to approve renewal of the Agreements for the remainder of the one-year term.

• The Board concluded that the fees paid to Mellon and the Administrator continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above, subject to review no later than the next renewal consideration.

• The Board determined that the economies of scale which may accrue to Mellon, the Administrator and their affiliates in connection with the management of the fund had been adequately considered by Mellon and the Administrator in connection with the fee rates charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Administrator, Mellon and their affiliates, of the Administrator and the services provided to the fund by Mellon and the Administrator. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Administrator and Mellon. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements for the remainder of the one-year term.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 110

———————

Joni Evans (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-Present)

• Principal, Joni Evans Ltd. (publishing) (2006-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 43

———————

Alan H. Howard (61)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – Present)

• President of Dynatech/MPX Holdings LLC (2012 – 2019), a global supplier and service provider of military aircraft parts, including Board Member of two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-2019); Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – 2019)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2013 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (2020-Present)

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Robin A. Melvin (57)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 88

———————

Burton N. Wallack (69)

Board Member (2006)

Principal Occupation During Past 5 Years:

President and Co-owner of Wallack Management Company, a real estate management company (1987-Present)

Mount Sinai Hospital Urology Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 18

———————

Benaree Pratt Wiley (74)

Board Member (2003)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts Director (2004-Present)

No. of Portfolios for which Board Member Serves: 72

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (79)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 50

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

William Hodding Carter III, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Hans C. Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 61 investment companies (comprised of 110 portfolios) managed by the Administrator. She is 49 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. He is 62 years old and has been an employee of the Administrator since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. He is 49 years old and has been an employee of the Administrator since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Administrator or an affiliate of the Administrator. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. He is 54 years old and has been an employee of the Administrator since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. She is 32 years old and has been an employee of the Administrator since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. She is 30 years old and has been an employee of the Administrator since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. She is 45 years old and has been an employee of the Administrator since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. He is 55 years old and has been an employee of the Administrator since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. She is 35 years old and has been an employee of the Administrator since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. He is 52 years old and has been an employee of the Administrator since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. She is 35 years old and has been an employee of the Administrator since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. He is 52 years old and has been an employee of the Administrator since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. He is 56 years old and has been an employee of the Administrator since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. He is 53 years old and has been an employee of the Administrator since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Administrator or an affiliate of the Administrator. He is 53 years old and has been an employee of the Administrator since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 133 portfolios). He is 63 years old and has served in various capacities with the Administrator since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon International Core Equity Fund

240 Greenwich Street
New York, NY 10286

Investment Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Administrator

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DIEAX Class C: DIECX Class I: DIERX Class Y: DIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0720AR0920

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Alan Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Alan Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $48,798 in 2019 and $47,500 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,447 in 2019 and $6,909 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,414 in 2019 and $5,531     in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $704 in 2019 and $0 in 2020. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $772,155 in 2019 and $726,833 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Funds

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    November 23, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    November 23, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    November 23, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)